SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                       Date of Report
                       (Date of earliest
                       event reported):      June 14, 2002


                            Oshkosh Truck Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                       0-13886                        39-0520270
---------------               ----------------               -------------------
(State or other               (Commission File                  (IRS Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)


                     P.O. Box 2566, Oshkosh, Wisconsin 54903
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (920) 235-9151
                         -------------------------------
                         (Registrant's telephone number)

Item 4.  Change in Registrant's Certifying Accountant.
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     On June 14, 2002, the Board of Directors of Oshkosh Truck Corporation (the
"Company"), upon the recommendation of its Audit Committee, dismissed Arthur Andersen LLP ("Andersen") as its independent accountants and engaged Deloitte & Touche LLP ("Deloitte") to serve as its independent accountants. Deloitte will audit the financial statements of the Company for the fiscal year ending September 30, 2002.

     Andersen's reports on the Company's consolidated financial statements for the fiscal years ended September 30, 2001 and 2000 did not contain an adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended September 30, 2001 and 2000 and the subsequent interim period, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Andersen, would have caused Andersen to make a reference to the subject matter of such disagreements in connection with its reports ("Disagreements"). During the fiscal years ended September 30, 2001 and 2000 and the subsequent interim period, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K) with respect to the Company and Andersen.

     The Company provided Andersen with a copy of the foregoing statements. Attached as Exhibit 16.1 is a copy of Andersen's letter, dated June 14, 2002, stating its agreement with such statements.

     During the Company's two most recent fiscal years and the subsequent interim period, the Company did not consult Deloitte regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any matter that was either the subject of a Disagreement or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K) with respect to the Company and Andersen.

Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.  The following exhibit is being filed herewith:

     (16.1) Letter from Arthur Andersen LLP to the Securities and Exchange
            Commission, dated June 14, 2002.


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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       OSHKOSH TRUCK CORPORATION


Date:  June 14, 2002                    By:  /s/ Charles L. Szews
                                           -------------------------------------
                                             Charles L. Szews
                                             Executive Vice President and
                                              Chief Financial Officer



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


                            OSHKOSH TRUCK CORPORATION

                   Exhibit Index to Current Report on Form 8-K
                               Dated June 14, 2002


Exhibit
Number
-------

(16.1) Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated June 14, 2002.




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